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                                                                      Exhibit 24

                               Power of Attorney

Pursuant to the requirements of the Securities and Exchange Act of 1934, the undersigned officers and/or directors of Midway Airlines Corporation (the "Company"), hereby appoint each of Jonathan S. Waller and Steven Westberg as attorney-in-fact with full power of substitution and resubstitution to sign for the undersigned and in the name of the undersigned in any and all capacities with respect to the filing on Form 10-K of the Company's Annual Report for the annual period ended December 31, 2000 (the "Annual Report") with the Securities and Exchange Commission (the "Commission"), and to sign any and all amendments thereto and any and all applications or other documents to be filed with the Commission pertaining to the Annual Report, and to grant unto the attorney-in-fact and agent the full power and authority to do and perform each and every act and this required to be done, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that the attorney-in-fact and agent or its substitutes may lawfully do or cause to be done by virtue thereof.


Signature                                   Title                                   Date
/s/ ROBERT R. FERGUSON, III          Chairman of the Board, President          March 30, 2001
- --------------------------------     and Chief Executive Officer
Robert R. Ferguson, III              (Principal Executive Officer)

/s/ W. GREYSON QUARLES               Director                                  March 30, 2001
- --------------------------------
W. Greyson Quarles

/s/ GREGORY J. ROBITAILLE            Director                                  March 30, 2001
- --------------------------------
Gregory J. Robitaille

/s/ TIM SMITH                        Director                                  March 30, 2001
- --------------------------------
Tim Smith

/s/ GREGORY HARDING-BROWN            Director                                  March 30, 2001
- --------------------------------
Gregory Harding-Brown